                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                                    RPC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                                    RPC, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 2170 PIEDMONT ROAD, NE, ATLANTA, GEORGIA 30324

TO THE HOLDERS OF THE COMMON STOCK:

     PLEASE TAKE NOTICE that the 2004 Annual Meeting of Stockholders of RPC, Inc., a Delaware corporation ("RPC" or "the Company"), will be held at the Company's offices located at 2170 Piedmont Road, NE, Atlanta, Georgia, on Tuesday, April 27, 2004, at 1:10 P.M., or any adjournment thereof, for the following purposes:

     1.   To elect three Class III directors to the Board of Directors;

     2.   To approve the proposed 2004 Stock Incentive Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Proxy Statement dated March 22, 2004 is attached.

     The Board of Directors has fixed the close of business on March 5, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

     Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is mailed in the United States.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Linda H. Graham, Secretary

                                          Linda H. Graham, Secretary

Atlanta, Georgia
March 22, 2004

                                 PROXY STATEMENT

     This Proxy Statement and a form of proxy were first mailed to stockholders on or about March 26, 2004. The following information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Stockholders to be held on April 27, 2004, is submitted by the Company to the stockholders for their information.

                    SOLICITATION OF AND POWER TO REVOKE PROXY

     A form of proxy is enclosed. Each proxy submitted will be voted as directed, but if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors.

     A stockholder executing and delivering a proxy has power to revoke the same and the authority thereby given at any time prior to the exercise of such authority if he so elects, by contacting either proxyholder at 2170 Piedmont Road, NE, Atlanta, Georgia, 30324.

                                  CAPITAL STOCK

     The outstanding capital stock of the Company on March 5, 2004 consisted of 28,633,524 shares of Common Stock, par value $0.10 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on March 5, 2004, the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with General Corporation Law of the state of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares of Company Common Stock entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast for each nominee, and hence only votes for director nominees (and not abstentions or broker non-votes) are relevant to the outcome. The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the Company's 2004 Stock Incentive Plan. With respect to the proposal to approve the Company's Stock Incentive Plan, abstentions will have the effect of a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this Proxy Statement. It is expected that shares beneficially held by officers and directors of the Company, which in the aggregate represent approximately 67 percent of the outstanding shares of Common Stock, will be voted for the nominees for directors and in favor of the proposal to approve the 2004 Stock Incentive Plan.

     The executives named in the Summary Compensation Table, and the name and address of each stockholder who owned beneficially five percent (5%) or more of the shares of Common Stock of the Company on March 5, 2004, together with the number of shares owned by each such person and the percentage of outstanding shares that ownership represents, and information as to Common Stock ownership of the executive officers and directors of the Company as a group (according to information received by the Company), is set out below:

                                                           AMOUNT BENEFICIALLY       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNED (1)         OUTSTANDING SHARES
------------------------------------                       -------------------    -----------------
R. Randall Rollins
  Chairman of the Board                                       17,600,296 (2)             60.9
  2170 Piedmont Road, NE
  Atlanta, Georgia

Gary W. Rollins
  President and Chief Executive Officer, Rollins, Inc.        17,832,296 (3)             61.7
  2170 Piedmont Road, NE
  Atlanta, Georgia

                                                           AMOUNT BENEFICIALLY       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNED (1)         OUTSTANDING SHARES
------------------------------------                       -------------------    -----------------
FMR Corporation
  82 Devonshire Street                                         2,154,900 (4)              7.5
  Boston, Massachusetts

Richard A. Hubbell
  President and Chief Executive Officer                          396,364 (5)              1.4
  2170 Piedmont Road, NE
  Atlanta, Georgia

Linda H. Graham
  Vice President and Secretary                                    87,227 (6)               **
  2170 Piedmont Road, NE
  Atlanta, Georgia

Ben M. Palmer
  Vice President, Chief Financial Officer and Treasurer           69,186 (7)               **
  2170 Piedmont Road, NE
  Atlanta, Georgia

All Directors and Executive Officers as a group               19,277,747 (8)             66.7
  (9 persons)

------------------------------
**   Less than one percent

(1) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2) Includes 2,160 shares held as Trustee, Guardian, or Custodian for his children. Also includes 80,960 shares of common stock in two trusts of which he is Co-Trustee and as to which he shares voting and investment power. Also includes 17,048,292 shares of the Company held by RFPS Management Company II, L.P. of which RFA Management Company, LLC ("General Partner"), a Georgia limited liability company, is the general partner. The voting interests of the General Partner are held by two revocable trusts, one of which each of Gary or Randall Rollins is the grantor and sole trustee. LOR, Inc. is the manager of the General Partner. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Included herein are options to purchase 40,000 shares, which are currently exercisable or will become exercisable within 60 days of the date hereof. This excludes options to purchase 60,000 shares that are not currently exercisable and will not become exercisable within 60 days of the date hereof. This also excludes 28,342 shares of common stock held by his wife, as to which Mr. Rollins disclaims any beneficial interest.

(3) Includes 80,960 shares of common stock in two trusts of which he is Co-Trustee and as to which he shares voting and investment power. Also includes 27,762 shares of common stock held as Trustee, Guardian or Custodian for his children. Also includes 17,048,292 shares of the Company held by RFPS Management Company II, L.P. of which RFA Management Company, LLC ("General Partner"), a Georgia limited liability company, is the general partner. The voting interests of the General Partner are held by two revocable trusts, one of which each of Gary or Randall Rollins is the grantor and sole trustee. LOR, Inc. is the manager of the General Partner. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. This also excludes 60,004 shares of common stock held by his wife, as to which Mr. Rollins disclaims any beneficial interest.

(4) Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004.

(5) Includes 186,245 shares subject to options that are currently exercisable or that become exercisable within 60 days of the date hereof, and 97,513 shares of restricted stock awards.

(6) Includes 20,891 shares subject to options that are currently exercisable or that become exercisable within 60 days of the date hereof, and 12,605 shares of restricted stock awards.

(7) Includes 36,974 shares subject to options that are currently exercisable or that become exercisable within 60 days of the date hereof, and 28,105 shares of restricted stock awards.

(8) Shares held in trusts as to which more than one officer and/or director are Co-Trustees or entities in which there is common ownership have been included only once. Includes an aggregate of 284,110 shares that may be purchased by four executive officers upon exercise of options that are currently exercisable or that become exercisable within 60 days of the date hereof, and 138,223 shares of restricted awards earned by them pursuant to the Company's 1984 Incentive Stock Option Plan and 1994 Employee Stock Incentive Plan.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, Mr. Wilton Looney, Mr. Gary W. Rollins, and Mr. James A. Lane, Jr. will be nominated to serve as Class III directors. The directors in each class serve for a term of three years. The director nominees will serve in their respective class until their successors are elected and qualified. Five other individuals serve as directors but are not standing for re-election because their terms as directors extend past this Annual Meeting pursuant to provisions of the Company's By-laws that provide for the election of directors for staggered terms, with each director serving a term of three years. Unless authority is withheld, the proxy holders will vote for the election of each nominee named below. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, unless authority is withheld, the proxies will be voted for any nominee who shall be designated by the present Board of Directors and screened by the Nominating and Governance Committee, to fill such vacancy.

     The name and age of the director nominees, his principal occupation, together with the number of shares of Common Stock beneficially owned, directly or indirectly, by him and the percentage of outstanding shares that ownership represents, all as of the close of business on March 5, 2004, (according to information received by the Company) are set out below. Similar information is also provided for those directors whose terms expire in future years.

                                                                                                     SHARES OF        PERCENT OF
                                                                              SERVICE AS             COMMON          OUTSTANDING
NAMES OF DIRECTORS        PRINCIPAL OCCUPATION (1)                             DIRECTOR     AGE      STOCK (2)          SHARES
-----------------------------------------------------------------------------------------------------------------------------------

NAMES OF DIRECTOR NOMINEES
--------------------------
CLASS III (NEW TERM EXPIRES 2007)
---------------------------------

Wilton Looney...........  Honorary Chairman of the Board,                       1984 to      84         1,200                **
                          Genuine Parts Company (automotive                     date
                          parts distributor)

Gary W. Rollins (3).....  President and Chief Executive Officer of              1984 to      59    17,832,296 (4)          61.7
                          Rollins, Inc. (consumer services) since               date
                          2001; President and Chief Operating
                          Officer of Rollins, Inc. prior to 2001

James A. Lane, Jr.......  Executive Vice President of Marine
                          Products Corporation (boat                            1987 to      61       130,130 (5)            **
                          manufacturing) since February 2001;                   date
                          President of Chaparral Boats, Inc.


NAMES OF DIRECTORS WHOSE TERMS HAVE NOT EXPIRED
-----------------------------------------------

Class I (Term Expires 2005)
---------------------------

R. Randall Rollins (3)..  Chairman of the Board of the Company                  1984 to      72    17,600,296 (6)          60.9
                          since April 2003; Chairman of the                      date
                          Board and Chief Executive Officer of
                          the Company prior to April 2003;
                          Chairman of the Board of Marine
                          Products Corporation (boat
                          manufacturing) since February 2001;
                          Chairman of the Board of Rollins, Inc.
                          (consumer services) since October 1991

                                                                                                     SHARES OF        PERCENT OF
                                                                              SERVICE AS             COMMON          OUTSTANDING
NAMES OF DIRECTORS        PRINCIPAL OCCUPATION (1)                             DIRECTOR     AGE      STOCK (2)          SHARES
-----------------------------------------------------------------------------------------------------------------------------------

Henry B. Tippie.........  Chairman of the Board and Chief                       1984 to      77       269,260 (7)            **
                          Executive Officer of Tippie Services,                 date
                          Inc. (management services); Chairman
                          of the Board of Dover Downs Gaming
                          and Entertainment, Inc. (operator of
                          multi-purpose gaming and
                          entertainment complex) since January
                          2002; and Chairman of the Board of
                          Dover Motorsports, Inc. (operator of
                          motorsports tracks) since April 2000
                          and Vice Chairman prior to April 2000

James B. Williams.......  Chairman of the Executive Committee,                  1984 to      70        40,000                **
                          SunTrust Banks, Inc.(bank holding                     date
                          company) since 1998

Class II (Term Expires 2006)
----------------------------

Richard A. Hubbell......  President and Chief Executive Officer                 1987 to      59       396,364 (8)           1.4
                          of the Company since April 2003;                      date
                          President and Chief Operating Officer
                          of the Company prior to April 2003;
                          President and Chief Executive Officer
                          of Marine Products Corporation (boat
                          manufacturing) since February 2001

Linda H. Graham.........  Vice President and Secretary of the                   2001 to      67        87,227 (9)            **
                          Company; Vice President and Secretary                 date
                          of Marine Products Corporation (boat
                          manufacturing) since February 2001

-----------------------

**   Less than one percent

(1)  Unless otherwise noted, each of the directors has held the positions of responsibility set out in this column (but not necessarily his or her present title) for more than five years. In addition to the directorships listed in this column, the following individuals also serve on the Boards of Directors of the following companies: James B. Williams: The Coca-Cola
     Company, Genuine Parts Company and Georgia Pacific Corporation; R. Randall Rollins: SunTrust Banks, Inc., SunTrust Banks of
     Georgia, Dover Downs Gaming and Entertainment, Inc. and Dover Motorsports, Inc.; Henry B. Tippie: Dover Downs Gaming and
     Entertainment, Inc. and Dover Motorsports, Inc. All of the directors shown in the above table are also directors of Marine
     Products Corporation and with the exception of Messrs. Hubbell and Lane and Ms. Graham are also directors of Rollins, Inc.

(2)  Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(3)  R. Randall Rollins and Gary W. Rollins are brothers.

(4)  See information contained in footnote (3) to the table appearing in Capital Stock section.

(5)  Includes 40,000 shares of restricted stock awards.

(6)  See information contained in footnote (2) to the table appearing in Capital Stock section.

(7)  Includes 18,960 shares held in trusts of which he is a Trustee or Co-Trustee and as to which he shares voting and investment power. Also includes shares held by a wholly owned corporation that owns 300 shares.

(8)  See information contained in footnote (5) to the table appearing in Capital Stock section.

(9)  See information contained in footnote (6) to the table appearing in Capital Stock section.

            CORPORATE GOVERNANCE AND BOARD OF DIRECTORS COMPENSATION,
                            COMMITTEES AND MEETINGS


BOARD MEETINGS AND COMPENSATION

     During 2003, non-employee directors received $12,000 from the Company, plus $1,000 for each meeting of the Board of Directors or committee they attended. In addition, a non-employee director that served as Chairman of a Committee received $4,000 for each committee of which he or she was chairman. The Board of Directors met four times during the fiscal year ended December 31, 2003. No director attended fewer than 75 percent of the Board meetings and meetings of committees on which he or she served during 2003. Board members are encouraged to attend the Company's Annual Stockholder Meetings and all Board members were in attendance at last year's meeting.

     The Board of Directors has the following Committees: Audit Committee, Compensation Committee, Executive Committee, Diversity Committee and Nominating and Governance Committee.

AUDIT COMMITTEE

     The Audit Committee of the Board of Directors of the Company consists of Henry B. Tippie, (Chairman), Wilton Looney and James B. Williams. The Audit Committee held five meetings during the fiscal year ended December 31, 2003. The Board of Directors has determined that all of the members of the Audit Committee are independent as that term is defined by the rules of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). The Board of Directors at its meeting on January 27, 2004 determined that all of the Audit Committee members are "Audit Committee Financial Expert(s)" as defined in the SEC rules. Additionally, at the January 27, 2004 Board of Directors meeting, the Board of Directors determined that the simultaneous service by Mr. James B. Williams on the Audit Committees of three other publicly traded companies does not impair his ability to effectively serve on the Audit Committee of RPC, Inc. The Audit Committee meets with the Company's independent public accountants, internal auditor, Chief Executive Officer and Chief Financial Officer to review the scope and results of audits and recommendations made with respect to internal and external accounting controls and specific accounting and financial reporting issues. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as it deems necessary to carry out its duties. On January 27, 2004, the Audit Committee recommended and the Board of Directors approved changes to the audit committee charter. This charter is included herein as Appendix A and is also available on the Company's website at WWW.RPC.NET, under the Governance section.

COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney, and James B. Williams. It held one meeting during the fiscal year ended December 31, 2003. The function of the Compensation Committee is to set the base salary and cash based incentive compensation of all of the Named Executives. The Compensation Committee also administers the RPC, Inc. Stock Incentive Plans and will administer the 2004 Stock Incentive Plan if it is approved by the stockholders.

EXECUTIVE COMMITTEE

     The Executive Committee of the Board of Directors of the Company consists of R. Randall Rollins and Gary W. Rollins. It held one meeting and took action once by unanimous consent during the fiscal year ended December 31, 2003. The function of the Executive Committee is to take all permitted actions of the Board in its stead as permitted by the Company's By-laws and Delaware law. The members of the Executive Committee do not receive any additional compensation for their duties on the committee.

DIVERSITY COMMITTEE

     The Diversity Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney, and James B. Williams. It held one meeting during the fiscal year ended December 31, 2003. The function of the Diversity Committee is to monitor compliance with applicable non-discrimination laws.

NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney, and James B. Williams, each of whom is independent, as discussed on page 5. The Committee was formed in 2002 pursuant to a resolution passed by the Board of Directors for the following purposes:

     o to recommend to the Board of Directors nominees for director and to consider any nominations properly made by a stockholder;

     o upon request of the Board of Directors, to review and report to the Board with regard to matters of corporate governance; and

     o to make recommendations to the Board of Directors regarding the agenda for Annual Stockholders Meetings and with respect to appropriate action to be taken in response to any stockholder proposals.

     The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2003. The Company is not required by law or by NYSE rules to have a nominating committee or a compensation committee composed of independent directors since we are a "controlled corporation" as defined by NYSE Rule 303A. The Company is a "controlled corporation" because a group that includes the Company's Chairman of the Board and his brother, Gary W. Rollins, who is also a director, and certain companies under their control, possess in excess of fifty percent of the Company's voting power. The Board of Directors of the Company established the Nominating and Governance Committee to promote responsible corporate governance practices and currently intends to maintain the Committee going forward.

DIRECTOR NOMINATIONS

     Under Delaware law, there are no statutory criteria or qualifications for directors. No criteria or qualifications have been prescribed by the Board at this time. The Nominating and Governance Committee does not have a formal charter or a formal policy with regard to the consideration of director candidates, however it acts under the guidance of the corporate governance guidelines approved by the Board of Directors on January 27, 2004 and posted on the Company's website at WWW.RPC.NET under the Governance section. The Board believes that it should preserve maximum flexibility in order to select directors with sound judgment and other qualities, which are desirable in corporate governance. According to the Company's corporate governance guidelines, the Board of Directors will be responsible for selecting its own members. The Board delegates the screening process involved to the Nominating and Governance Committee. This Committee is responsible for determining the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. This determination should take into account all factors which the Committee considers appropriate, such as independence, experience, strength of character, mature judgment, technical skills, diversity, age and the extent to which the individual would fill a present need on the Board. The Company's By-laws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires, with respect to nominations for directors for election at an Annual Meeting, that written notice be addressed to:
Secretary, RPC Inc., 2170 Piedmont Road NE, Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year's Annual Meeting of Stockholders and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee's qualifications, the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. The Committee is responsible for screening the nominees that are selected by the Board of Directors for nomination to the Board and for service on committees of the Board. The Company has not received a recommendation for a director nominee from a shareholder. The Company has not engaged, nor does it believe that it is necessary to engage, any third party to assist it in identifying director candidates. All of the nominees for directors being voted upon at the Annual Meeting to be held on April 27, 2004 are directors standing for re-election.

DIRECTOR COMMUNICATIONS

     The Company also has a process for interested parties, including stockholders, to send communications to the Board of Directors. Communications to the Board of Directors may be sent in the following manner: by corresponding with Internal Audit Department, RPC, Inc., 2170 Piedmont Road NE, Atlanta, Georgia 30324. Instructions for communications with the directors are posted on our website at WWW.RPC.NET under the Governance section. All communications received from interested parties are forwarded to the Board of Directors. Any communication addressed solely to the non-management directors will be forwarded to them.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the directors named above who serve on the Company's Compensation Committee are or have ever been employees of the Company. There are no Compensation Committee interlocks requiring disclosure.

     REPORTS OF THE AUDIT AND COMPENSATION COMMITTEES AND PERFORMANCE GRAPH

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE OTHER COMPANY FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE, REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                          REPORT OF THE AUDIT COMMITTEE

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management.

     In fulfilling its oversight responsibilities with respect to the year ended December 31, 2003, the Audit Committee:

     o Approved the terms of the engagement of Ernst & Young LLP as independent public accountants of the Company for the year ended December 31, 2003;

     o Reviewed with management and the independent public accountants the interim financial information included in the Forms 10-Q prior to their being filed with the SEC. In addition, the Committee reviewed all earnings releases with management and independent public accountants prior to their release;

     o Reviewed and discussed with the Company's management and the independent public accountants the audited consolidated financial statements of the Company as of December 31, 2003 and 2002 and for the three years ended December 31, 2003. The discussion included matters related to the conduct of the audit, such as the selection of and changes in accounting policies, significant adjustments arising from the audit and the absence of any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements;

     o Discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees;" and

     o Received from the independent public accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the public accountants the firm's independence from the Company

     Based upon the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and subsidiaries as of December 31, 2003 and 2002 and for the three years ended December 31, 2003, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and for filing with the Securities and Exchange Commission.

     In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and
(ii) the report of the Company's independent public accountants with respect to such financial statements.

     Submitted by the Audit Committee of the Board of Directors.

                                                   AUDIT COMMITTEE
                                                   Henry B. Tippie, Chairman
                                                   Wilton Looney
                                                   James B. Williams


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

     During the fiscal year 2003, the members of the Compensation Committee of the Board of Directors held responsibility for determining the compensation for all of the Named Executives, and the stock based incentives for all of the Named Executives. The Compensation Committee is comprised of outside directors who do not participate in the Company's compensation plans.

     The Company is engaged in a highly competitive industry. The actions of the executive officers have a profound impact on the short-term and long-term profitability of the Company; therefore, the designs of the executive officers' compensation packages are very important. In order to retain key employees, the Company has an executive compensation package that is driven by an increase in shareholder value, the overall performance of the Company, and the individual performance of the executive. The measures of the Company's performance include long-term growth in net income and stockholder value improvements in addition to individual performance.

     Pursuant to the above compensation philosophy, the three main components of the executive compensation packages are base salary, cash based incentive plans, and stock based incentive plans.

     In connection with the spin-off of Marine Products in February 2001, the responsibilities of the Chairman, the Chief Executive Officer, and certain of the other Named Executives were reassessed and their compensation packages were restructured. Mr. Randall Rollins, Mr. Hubbell, Mr. Palmer and Ms. Graham are now employees of the Company and Marine Products. Accordingly, the compensation of these Named Executives was reduced at RPC, beginning in 2001, as these Named Executives also receive compensation directly from Marine Products.

BASE SALARY

     The factors subjectively used in determining base salary include the recent profit performance of the Company, the magnitude of responsibilities, the scope of the position, individual performance, and the salary received by peers in similar positions in the same geographic area. These factors are not used in any specific formula or weighting. The salaries of the Named Executives are reviewed annually. Increases to base salaries for the Named Executives ranged up to four percent based on all of the factors discussed above.

CASH BASED INCENTIVE PLANS

     The annual cash based incentive compensation packages for the executive officers are based upon performance objectives for the ensuing fiscal year. The Named Executives participate in a variety of individualized performance bonus plans designed by the Committee to encourage achievement of short-term objectives. These plans all have payouts subjectively based on net income, budget objectives, and other individual specific performance objectives. The specific performance objectives relate to each executive improving the contribution of his functional area of responsibility to further enhance the earnings of the Company. These performance objectives and incentive package are then reviewed by the Committee and either accepted, amended, or modified. Bonuses were paid in the first quarter of 2004 for the year ended December 31, 2003 and totaled $370,000 for all of the Named Executives, based on improved financial performance of the Company in 2003 compared to 2002.

STOCK BASED INCENTIVE PLANS

     Awards under the Company's Employee Stock Incentive Plan are purely discretionary, and are not based on any specific formula and may or may not be granted in any given fiscal year. When considering the grants under the plan, the Compensation Committee gives consideration to the overall performance of the Company and the performance of individual employees. Grants are made under the Plan, and the Plan is administered, by the Committee, which consists of non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. During the fiscal year 2003, total grants to the Named Executives were comprised of 150,000 stock options and 5,000 shares of restricted stock. All future awards will be made pursuant to the 2004 Stock Incentive Plan if it is approved by the stockholders.

     The Compensation Committee currently believes that there are no employees whose total compensation including option grants under the Company's 1994 Employee Stock Incentive Plan will materially exceed the $1 million deductibility limit of Section 162(m) of the Internal Revenue Code of 1986, as amended. Therefore the Committee has determined that the Company will not change its various compensation plans, or otherwise meet the requirements of such exemption, at this time in order to exempt stock incentive grants and other types of compensation under Section 162(m).

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's compensation is determined by the Compensation Committee. R. Randall Rollins was Chief Executive Officer of RPC, Inc. from January 1, 2003 through April 21, 2003. For fiscal year 2003, the cash compensation for R. Randall Rollins was $475,000, of which $300,000 was base salary and $175,000 was cash based incentive compensation. In addition, Mr. Rollins was granted 52,685 stock options with an exercise price of $10.44 per share and 47,315 stock options with an exercise price of $9.49 per share. Richard A. Hubbell was named Chief Executive Officer of RPC, Inc. effective April 22, 2003. For fiscal year 2003, the cash compensation of Richard A. Hubbell, was $510,000, of which $400,000 was base salary and $110,000 was cash based incentive compensation. In addition, Mr. Hubbell was granted 25,000 stock options with an exercise price of $9.49 per share. The Chief Executive Officer's compensation is based upon the long-term growth in net income, stockholder value improvements and the Chief Executive Officer's individual performance. There was no change in the base salary of the Chief Executive Officer in 2003 compared to 2002 due to the weak industry conditions in 2002 and the resulting financial performance of the Company. The decision of the Compensation Committee is subjective and is not based upon any specific formula or guidelines. No member of the Compensation Committee participates in any Company incentive program.

                                            COMPENSATION COMMITTEE
                                            Henry B. Tippie, Chairman
                                            Wilton Looney
                                            James B. Williams

                            COMMON STOCK PERFORMANCE

     As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five year comparison of the cumulative total stockholder return based on the performance of the stock of the Company, assuming dividend reinvestment, as compared with both a broad equity market index and an industry or peer group index. The indices included in the following graph are the Russell 2000 Index ("Russell 2000"), the Philadelphia Stock Exchange's Oil Service Index ("OSX"), and a peer group which includes companies that are considered peers of the Company, as discussed below (the "Peer Group"). The Company has voluntarily chosen to provide both an industry and a peer group index.

     The Russell 2000 is a stock index representing small capitalization U.S. stocks. The components of the index had an average market capitalization in 2003 of $900 million, and the Company was a component of the Russell 2000 during 2003. The Russell 2000 was chosen because it represents companies with comparable market capitalizations to the Company. The OSX is a stock index of 15 U.S. companies that provide oil drilling and production services, oil field equipment, support services and geophysical / reservoir services. The Company is not a component of the OSX, but it was chosen because it represents a large group of companies that provide the same or similar products and services as the Company. The companies included in the Peer Group are Weatherford International, Inc., BJ Services Company, Superior Energy Services, Inc., and Halliburton Company. The companies included in the peer group have been weighted according to each respective issuer's stock market capitalization at the beginning of each year.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*





                              [PERFORMANCE GRAPH]







                                  RUSSELL                   PEER
                        RPC        2000         OSX         GROUP

12/31/98                100         100         100         100
12/31/99                 80         120         167         156
12/31/00                204         115         242         208
12/31/01                316         116         169         178
12/31/02                209          91         168         254
12/31/03                201         132         182         250

------------------------

* Assumes reinvestment of dividends; also assumes that Marine Products Corporation shares issued in connection with the spin-off were sold and reinvested in RPC stock.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Effective February 28, 2001, the Company began providing certain administrative services to Marine Products. The service agreements between Marine Products and the Company provide for the provision of services on a cost reimbursement basis and may be terminated upon six months notice. The services covered by these agreements include administration of certain employee benefit programs and other administrative services. Charges from the Company (or from corporations which are subsidiaries of the Company) for such services aggregated approximately $496,000 in 2003. During 2003, a division of RPC conducted business with Chaparral Boats, Inc. ("Chaparral"), a subsidiary of Marine Products. The Company recorded $171,000 in revenues from Chaparral related to the sale, installation and service of overhead cranes.

     During 2003, a subsidiary of RPC conducted business with companies owned by LOR, Inc. The officers, directors and stockholders of LOR, Inc. include Mr. Randall Rollins, Chairman, and Mr. Gary W. Rollins,

Director. In 2003, payments totaling approximately $871,000 were made to these LOR, Inc. companies for the purchase of parts and repair services related to certain of RPC's oilfield operating equipment. RPC believes the charges incurred by its subsidiary are at least as favorable as the charges that would have been incurred for similar services from unaffiliated third parties.

     RPC sponsors a multiple employer benefit plan that includes Marine Products. Following the spin-off, RPC charged Marine Products for, and Marine Products has been obligated to pay, its allocable share of pension costs and the associated funding obligation related to the prior service liabilities of Chaparral employees. Effective December 2003, the related prior service liabilities totaling $3,314,000 and pension assets totaling $2,517,000 were transferred within the multiple employer plan from RPC to Marine Products.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ended December 31, 2003, 2002 and 2001 of those persons who were at December 31, 2003
(i) the Chief Executive Officer and (ii) all other most highly compensated executive officers of the Company whose total annual compensation exceeded $100,000, (the "Named Executives"):

                                                     SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION AWARDS
                                                                              ------------------------------------------------
                                                  ANNUAL COMPENSATION
                                            ------------------------------
                                                                              RESTRICTED
                                                                                STOCK         SECURITIES
                                                                                AWARDS        UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR      SALARY       BONUS        ($)(1)       OPTIONS(#)(1)    COMPENSATION (2)
---------------------------                 ----     --------    ---------    ----------     -------------    ----------------
R. Randall Rollins (3) (4) ...............  2003     $300,000    $ 175,000             0        100,000           $      0
  Chairman of the Board                     2002      300,000            0             0              0                  0
                                            2001      325,000       50,000             0              0                  0

Richard A. Hubbell (3) (4) ...............  2003      400,000      110,000             0         25,000             32,262
  President and Chief Executive Officer     2002      400,000            0             0              0             31,762
                                            2001      391,667      200,000             0         50,000              2,040

Linda H. Graham (3) ......................  2003      104,000       25,000             0         10,000              3,120
  Vice President and Secretary              2002      102,833            0             0              0              3,895
                                            2001      102,083       25,000             0          5,000              1,975

Ben M. Palmer (3) ........................  2003      158,400       60,000        47,450         15,000              4,752
  Vice President, Chief Financial           2002      158,400            0             0              0              5,500
  Officer, and Treasurer                    2001      155,621       60,000       196,500         15,000              2,040

-----------------------

(1) Time-Lapse Restricted Stock vests ten years from the date of grant. These shares are forfeited if the employment of the Named Executive terminates prior to vesting for reasons other than death, retirement or permanent disability. During these ten years, grantees receive all dividends declared and retain voting rights for the granted shares. Performance Restricted Stock is granted, but not earned and issued, until certain five year tiered performance criteria are met. The performance criteria are predetermined market prices of the Company's common stock. On the date the common stock appreciates to each level (determination date), 20 percent of performance shares are earned. Once earned, the shares vest five years from the determination date. After the determination date, the grantee will receive all dividends declared and also voting rights to the shares. As of December 31, 2003, the number of shares of Time Lapse Restricted Stock and the number of shares of Performance Restricted Stock held were 81,000 and 16,513 for Mr. Hubbell, 12,000 and 605 for Ms. Graham, and 20,500 and 16,105 for Mr. Palmer. The total number of shares held and their values on December 31, 2003 were as follows: Mr. Hubbell, 97,513 shares valued at $1,072,000, Ms. Graham, 12,605 shares valued at $139,000 and Mr. Palmer, 36,605 shares valued at $402,000 of which 8,500 shares are subject to issuance upon meeting performance criteria as defined in the related Performance Restricted Stock Agreement. The December 31, 2003 values are based on the closing stock market price of $10.99 and do not take into account any diminution of value attributable to vesting provisions of these shares.

(2) Effective July 1, 1984, the Company adopted the RPC 401(k) Plan ("401(k) Plan"), a qualified retirement plan designed to meet the requirements of
     Section 401(k) of the Internal Revenue Code (the "Code"). The 401(k) Plan provides for a matching contribution of fifty cents ($0.50) for each dollar ($1.00) of a participant's contribution to the 401(k) Plan that does not exceed six percent of his or her annual compensation (which includes commissions, overtime and bonuses). A participant's voluntary pretax salary deferrals made under the 401(k) Plan are in lieu of payment of compensation to the participant. The Company's Retirement Income Plan, a trusteed defined benefit pension plan, provides monthly benefits upon retirement at age 65 to eligible employees. In the first quarter of 2002, the Company's Board of Directors approved a resolution to cease all future benefit accruals under the Retirement Income Plan effective March 31, 2002. In lieu thereof, beginning in 2002, the Company began providing enhanced benefits in the form of cash contributions on behalf of certain long-serviced employees who were 40 years of age or older on or before December 31, 2002. These enhanced benefit contributions are discretionary and may be made annually, subject to a participant's continued employment, for a maximum of seven years. The contributions are made either to the non-qualified Supplemental Executive Retirement Plan ("SERP") or to the 401(k) Plan for each employee who is entitled to the enhanced benefits. The amounts shown in this column represent the Company match under the 401(k) Plan and, in the case of Mr. Hubbell, it includes $26,262 towards enhanced benefits. Beginning late in 2002, the Company began permitting selected highly compensated employees to defer a portion of their compensation into the SERP.

(3) Mr. Rollins, Mr. Hubbell, Mr. Palmer and Ms. Graham are now employees of both the Company and Marine Products, pursuant to the spin-off of Marine Products from the Company in February, 2001.

(4) Mr. Rollins held the position of Chief Executive Officer of the Company until April 22, 2003, at which time Mr. Hubbell was named to that position.

                      OPTION/SAR GRANTS IN FISCAL YEAR 2003

     The following table sets forth stock options granted in the fiscal year ending December 31, 2003 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The table sets forth the hypothetical gains that would exist for the options at the end of their ten-year term, assuming compound rates of stock appreciation of five percent and ten percent. The actual future value of the option will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.


                                            INDIVIDUAL GRANTS (1)                                 POTENTIAL REALIZABLE
                            -------------------------------------------------                     VALUE AT ANNUAL RATES
                            NUMBER OF           PERCENT OF                                            OF STOCK PRICE
                            SECURITIES         TOTAL OPTIONS                                         APPRECIATION FOR
                            UNDERLYING          GRANTED TO          EXERCISE                         OPTION TERM (2)
                             OPTIONS           EMPLOYEES IN            OR         EXPIRATION      ---------------------
NAME                         GRANTED            FISCAL YEAR        BASE PRICE        DATE             5%         10%
-------------------------   ----------         -------------       ----------     ----------      ---------- ----------
R. Randall Rollins ......   52,685 (3)             8.3               $10.44        1/28/2008       $264,437   $746,842
R. Randall Rollins ......   47,315 (4)             7.4                 9.49        1/28/2008        282,386    715,621
Richard A. Hubbell ......   25,000 (5)             3.9                 9.49        1/28/2013        149,205    378,115
Linda H. Graham .........   10,000 (6)             1.6                 9.49        1/28/2013         59,682    151,246
Ben M. Palmer ...........   15,000 (6)             2.4                 9.49        1/28/2013         89,523    226,869

-----------------------
(1)  No Stock Appreciation Rights were granted to the Named Executives during
     2003.

(2) These amounts, based on assumed appreciation rates of five percent and ten percent as prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, non-transferability or phased-in vesting. The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

(3) These Incentive Stock Options were granted on January 28, 2003 at an exercise price of $10.44 per share, which was 110% of market price, on the date of grant. The market price on the date of the grant was $9.49. Twenty percent of these options immediately vest and become exercisable on the date of the grant and the remaining options vest and become exercisable ratably each year thereafter over the next four years and expire after five years.

(4) These Non-Qualified Stock Options were granted on January 28, 2003 at an exercise price of $9.49 per share, the market price on the date of grant. Twenty percent of these options immediately vest and become exercisable on the date of the grant and the remaining options vest and become exercisable ratably each year thereafter over the next four years and expire after five years.

(5) These stock options granted during 2003 are comprised of 10,000 Incentive Stock Options and 15,000 Non-Qualified Stock Options. The incentive stock options become exercisable as follows: 0 in 2004, 0 in 2005, 0 in 2006, 5,000 in 2007 and 5,000 in 2008. The non-qualified stock options become exercisable as follows: 5,000 in 2004, 5,000 in 2005 and 5,000 in 2006.

(6) These Incentive Stock Options were granted on January 28, 2003 at an exercise price of $9.49 per share, the market price on the date of grant. These options vest and become exercisable 20 percent each year over five years and expire after 10 years.

                                             AGGREGATED OPTION/SAR EXERCISES
                                    IN FISCAL YEAR 2003 AND YEAR-END OPTION/SAR VALUES


                                                             NUMBER OF SECURITIES
                                                                   UNDERLYING                 VALUE OF UNEXERCISED
                                                                   UNEXERCISED                     IN-THE-MONEY
                             SHARES                                OPTIONS/SARS                    OPTIONS/SARS
                            ACQUIRED         VALUE                AT FY END(#)                   AT FY END($)(1)
NAME                      ON EXERCISE      REALIZED        EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
-----------------------   -----------      --------        -------------------------        -------------------------
R. Randall Rollins ....         0             $0                40,000 / 60,000                 $ 39,980 / 59,970
Richard A. Hubbell ....         0              0               161,053 / 65,292                  607,900 / 88,240
Linda H. Graham .......         0              0                17,134 / 13,757                   78,080 / 18,730
Ben M. Palmer .........         0              0                29,006 / 35,968                   71,949 / 47,200


     Based on the closing price of Company Common Stock on the New York Stock Exchange on December 31, 2003 of $10.99 per share.


                                                EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information regarding equity compensation plans as of December 31, 2003.

                                                                                                           NUMBER OF SECURITIES
                                                                                                          REMAINING AVAILABLE FOR
                                                                                                          FUTURE ISSUANCE UNDER
                                                        NUMBER OF SECURITIES TO     WEIGHTED AVERAGE        EQUITY COMPENSATION
                                                       BE ISSUED UNDER EXERCISE     EXERCISE PRICE OF        PLANS (EXCLUDING
                                                        OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
                                                         WARRANTS AND RIGHTS        WARRANTS AND RIGHTS         COLUMN (A))
PLAN CATEGORY                                                    (A)                        (B)                     (C)
-------------                                          ------------------------    --------------------   -----------------------

Equity compensation plans approved by
  securityholders                                            1,489,555 (1)                $10.22 (2)                  --

Equity compensation plans not approved by
  securityholders                                                   --                        --                      --
                                                             ---------                    ------                --------
Total                                                        1,489,555                    $10.22                      --
                                                             =========                    ======                ========

-----------------------
(1)  Includes Performance Restricted Shares granted but not issued.

(2) Does not include Performance Restricted Shares granted but not issued because these grants do not have exercise prices.

                                  BENEFIT PLANS

     The Company's Retirement Income Plan, a trusteed defined benefit pension plan, provides monthly benefits upon retirement at age 65 to eligible employees. In the first quarter of 2002, the Company's Board of Directors approved a resolution to cease all future benefit accruals under the Retirement Income Plan effective March 31, 2002. Retirement Income Plan benefits are based on the average of the employee's compensation from the Company for the five consecutive complete calendar years of highest compensation during the last ten consecutive complete calendar years ("final average compensation") immediately preceding March 31, 2002. Accordingly the pension plan table has not been presented under this section. The current credited years of service for the four individuals named in the executive compensation table are: R. Randall Rollins--30, Richard A. Hubbell--15, Linda H. Graham--15 and Ben M. Palmer--4. The estimated annual benefit payable at the later of retirement or age 65 for the Named Executives is $261,600 for Mr. Rollins, $41,400 for Mr. Hubbell, $9,400 for Mr. Palmer and $24,900 for Ms. Graham. The Plan also provides reduced early retirement benefits under certain conditions. In accordance with the Code, the maximum annual benefit payable to a Retirement Income Plan beneficiary in 2003 was $160,000. In accordance with the Code (as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001), the maximum compensation recognized by the Retirement Income Plan was $200,000 in 2002. Retirement benefits accrued at the end of any calendar year or as of March 31, 2002 will not be reduced or increased by any subsequent changes in the maximum compensation limit.

     Beginning in 2002, the Company provided additional benefits on behalf of certain longer serviced employees in the form of discretionary cash contributions made either to the Company's 401(k) Plan (which is described below) or the SERP. Amounts contributed to the accounts of Named Executives are reported in the "All Other Compensation" column of the Summary Compensation Table on page 11.

     Effective July 1, 1984, the Company adopted a qualified retirement plan designed to meet the requirements of Section 401(k) of the Code ("401(k) Plan"). The Company makes matching contributions of fifty cents ($0.50) for each dollar ($1.00) of a participant's contribution to the 401(k) Plan that does not exceed six percent of his or her annual compensation. The only form of benefit payment under the 401(k) Plan is a single lump-sum payment equal to the vested balance in the participant's account on the date the distribution is processed. Under the 401(k) Plan, the full amount of a participant's vested accrued benefit is payable upon his termination of employment, retirement, total and permanent disability, or death. Also under the 401(k) Plan, a participant may withdraw his or her pre-tax contributions to the extent of certain specified instances of financial hardship and may withdraw any amount from his or her pre-tax contribution account for any reason after attaining age 59 1/2. In addition, a participant may withdraw any amount from his or her rollover account for any reason. Amounts contributed by the Company to the accounts of the Named Executives for 2003 under this plan are reported in the "All Other Compensation" column of the Summary Compensation Table on page 11.

                             PROPOSAL TO APPROVE THE
                      RPC, INC. 2004 STOCK INCENTIVE PLAN

     The RPC, Inc. 2004 Stock Incentive Plan (the "2004 Plan") is intended to replace the Company's 1994 Employee Stock Incentive Plan (the "1994 Plan"; collectively with the 2004 Plan, the "Plans"), which expired in January 2004. If the 2004 Plan is approved, all future equity compensation awards by the Company will be made under the 2004 Plan. Under the 2004 Plan, the Company can tailor incentive awards to support its corporate objectives and to keep pace with competitive business practices. Generally, the 2004 Plan is intended to strengthen the mutuality of interests between award recipients and the Company's stockholders.

     The Board of Directors adopted the "2004 Plan," subject to approval by the Company's stockholders, on January 27, 2004. The 2004 Plan provides for the delivery of up to 1.5 million shares of the Company's common stock ("Shares").

SUMMARY DESCRIPTION OF THE 2004 PLAN

     THE FOLLOWING SUMMARIZES THE MAJOR PROVISIONS OF THE 2004 PLAN AND IS QUALIFIED IN ITS ENTIRETY BY THE TEXT OF THE 2004 PLAN, WHICH IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT.

     Generally, the 2004 Plan authorizes the Compensation Committee (or, if so designated by the Board of Directors, the full Board of Directors or some other committee of non-employee directors) to grant to directors, officers and other key employees ("Participants") stock options and other equity compensation more fully described below.

     ELIGIBILITY. Directors, officers and other key employees of the Company or its subsidiaries and affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company are eligible to be granted awards under the 2004 Plan. Notwithstanding the foregoing, Incentive Stock Options ("ISOs" as defined in the 2004 Plan) may only be granted to employees of the Company and any of its subsidiaries or affiliates that are a "subsidiary corporation" (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")). Furthermore, no director who is not also an employee of the Company shall be eligible to receive Incentive Stock Options.

     AWARDS THAT MAY BE ISSUED UNDER THE 2004 PLAN. The 2004 Plan authorizes the grant of stock options, stock appreciation rights ("SARs"), and any other type of award valued by reference to (or otherwise based on) Shares, including restricted stock. If the Shares covered by an award are not delivered because the award is forfeited or canceled, or because the award is settled in cash or used to satisfy an applicable tax withholding obligation, such shares will not be deemed delivered for purposes of determining the number of Shares remaining available for delivery. The maximum number of Shares available for delivery under the 2004 Plan will be unaffected by the availability of Shares under any plan assumed in connection with the acquisition of another company or business.

     The Compensation Committee shall have full authority to grant, pursuant to the terms of the 2004 Plan (i) stock options, including, without limitation, ISOs, non-qualified options ("NQOs") and premium stock options, (ii) SARs and/or
(iii) other stock-based awards, including, without limitation, restricted stock, stock units ("stock units" are grants of a right to receive shares of stock in the future), performance-accelerated restricted stock, performance stock and performance units (as defined in the 2004 Plan).

     ADDITIONAL PLAN LIMITATIONS. The 2004 Plan imposes additional limitations. Under the 2004 Plan, no more than 1.5 million Shares may be issued pursuant to Incentive Stock Options ("ISOs"). In addition, no one individual may be granted options or SARs representing over 200,000 Shares during any fiscal year or other stock-based awards, including restricted stock, representing over 200,000 Shares during any fiscal year. There is no maximum number of persons eligible to receive awards under the 2004 Plan. The Company estimates that approximately 200 persons are currently eligible.

     PLAN ADMINISTRATION. The 2004 Plan may be administered by the Board of Directors, or any committee of at least two "Non-Employee Directors" (as that term is defined by Rule 16b-3 under the Exchange Act) who are also "outside directors" as defined by regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company expects the 2004 Plan to be administered by the Compensation Committee (the "Compensation Committee"), which will have exclusive discretion to select participants and determine the timing, type, size and terms of each award, and to make all other determinations necessary or desirable in the interpretation and administration of the 2004 Plan. The Committee may also determine whether awards may be settled in cash and whether amounts payable with respect to an award will be deferred (either automatically or at the election of the Participant).

     REPRICING AND AMENDMENT OF AWARDS. If the exercise or base prices of any options or SARs exceed the current fair market value (as defined in the 2004
Plan) of the Shares, the Committee may, without stockholder approval, reprice such options or SARs to a price no lower than the then-current Fair Market Value. The Committee may also, without stockholder approval, amend any award to provide its holder with additional rights or benefits of the type otherwise permitted by the 2004 Plan, including extending its term. However, the term of any Option or SAR may not exceed ten years.

     TERMINATION OF THE PLAN. The 2004 Plan will terminate ten years from the date of stockholder approval.

     TRANSFERABILITY. Except as may be provided by the Committee, awards will not be transferable except by will or by the laws of descent and distribution.

     TERMINATION OF EMPLOYMENT. Generally, awards are forfeited if the recipient's employment or performance of services terminates before the award is exercised or vests. However, the Committee may provide otherwise, and there are limited exceptions where employment terminates because of death, disability or retirement. Generally, if an option or SAR holder's employment terminates due to:

     o death, options or SARs exercisable at termination (or whose vesting was accelerated by the Committee) remain exercisable for six months or for the remaining term of the option, if shorter;

     o disability, options or SARs exercisable at termination (or whose vesting was accelerated by the Committee) remain exercisable for one year, or for the remaining term of the option, if shorter; and

     o retirement, options or SARs exercisable at termination remain exercisable for a period of three months, less one day, or for the remaining term of the option, if shorter.

     The Committee has discretion to alter the extension periods. The holders of other stock-based awards, including restricted stock, performance-accelerated restricted stock, performance stock, performance units and stock awards, are subject to different termination provisions that involve pro rata distribution or forfeiture, depending on the reason for termination of employment and length of service with the Company (see Section 7.b. of the 2004 Plan attached hereto as Exhibit A to this Proxy Statement).

     OPTION PRICING. The Committee has the authority to fix the exercise price of option awards. Generally, the exercise price of incentive stock options must be at least 100 percent of the fair market value of the Shares at the time of grant. However, if the grantee is a person with over 10 percent of the voting power of the Company (or any subsidiary or parent of the Company), then the exercise price must be at least 110 percent of such fair market value. The exercise price of nonqualified stock options must be at least 90 percent of such fair market value. On March 15, 2004, the closing price of the Shares on the New York Stock Exchange was $11.53 per share.

     OPTION TERM. The term of each stock option shall be fixed by the Committee, but no stock option shall be exercised more than ten years (or, in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the option is granted. Options will become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash, unrestricted common stock held for at least six months, or any combination thereof) as the Committee may determine.

     CERTAIN ISO RESTRICTIONS. In order to comply with certain federal tax restrictions, no employee may be granted an incentive stock option if taking into account such option the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any given calendar year, under this and all other incentive stock option plans of the Company, would exceed $100,000.

     CASHLESS EXERCISES. If permitted by the Committee, a Participant may elect to pay the exercise price upon the exercise of an option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

     SARS. An SAR may be granted alone, or a holder of an option or other award may be granted a related SAR either at the time of grant or by amendment of the option or award thereafter. Upon exercise of an SAR, the holder must surrender the SAR and surrender, unexercised, any related option or other award, and the holder will receive in exchange, at the election of the Committee, cash or common stock, or any combination thereof, equal in value to the difference between the exercise price or option price per share and the fair market value per share on the last business day preceding the date of exercise, times the number of shares subject to the SAR, or portion thereof, which is exercised.

     RESTRICTED STOCK AWARDS. A restricted stock award is an award of a given number of shares of common stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares.

     PERFORMANCE-BASED COMPENSATION. The Committee may determine whether an award is "performance-based compensation" as defined by Section 162(m) of the Code. Any awards designated as "performance-based compensation" must be conditioned on achievement of one or more performance measures, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities and solely for an award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. Any award so designated must also meet any additional requirements of Section 162(m) of the Code and the regulations thereunder.

     AMENDMENT AND TERMINATION. The 2004 Plan is subject to amendment or termination by the Board of Directors without stockholder approval as deemed in the best interests of the Company. However, no such amendment may (i) increase the number of shares that may be issued under the 2004 Plan (except by certain adjustments provided for under the 2004 Plan); (ii) change the class of persons eligible to receive ISOs under the 2004 Plan; (iii) change the requirements regarding the exercise price; or (iv) amend the 2004 Plan in a manner that would require approval of RPC's stockholders under applicable law, regulation or rule. Options may not be granted under the 2004 Plan after the date of termination of the 2004 Plan, but options granted prior to that date shall continue to be exercisable according to their terms.

     RIGHTS UPON CHANGE IN CORPORATE STRUCTURE. In general, if the Company is merged into or consolidated with another corporation (and is not the surviving corporation), or is liquidated, or sells substantially all its assets (collectively hereinafter referred to as a "Non-Acquiring Transaction") while unexercised options are outstanding, thereafter, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the option shall be entitled to receive in such Non-Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Board of Directors, any limitations on exercisability of options may be waived so that all options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Board of Directors, the right to exercise may be given to each holder of an option during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding options not exercised within such 30-day period may be cancelled by the Board. Any such adjustments relating to Company securities shall be made by the Board and be final, binding and conclusive. The Committee need not treat all optionees and/or options in the same manner.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividends, stock split or other changes in corporate structure affecting the stock, and subject to the 2004 Plan, shares reserved for issuance under this 2004 Plan shall be adjusted or substituted, as may be determined to be appropriate by the Committee, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall be used to determine the amount payable by the Company upon the exercise of any SAR associated with any stock option.

     2003 AWARDS. The following table sets forth all awards granted under the 1994 Plan during 2003 to each of the individuals and groups named therein. All such grants were in the form of stock options, restricted stock or some combination of the two. Although it is anticipated that grants under the 2004 Plan will be made in 2004, the nature and amounts of such grants are not determinable at this time.

                               NEW PLAN BENEFITS*

                                             DOLLAR VALUE ($) OF
                                                   AWARDS                  NUMBER OF UNITS
NAME AND POSITION                             GRANTED IN 2003**           GRANTED IN 2003***
-----------------                             -----------------           ------------------
R. Randall Rollins .........................        $    0                     100,000
Richard A. Hubbell .........................             0                      25,000
Linda H. Graham ............................             0                      10,000
Ben M. Palmer ..............................        47,450                      20,000
Executive Group ............................        47,450                     155,000
Non-Executive Director Group ...............             0                           0
Non-Executive Officer Employee Group .......        94,900                     507,500

-----------------------
*    Grants shown were made pursuant to the 1994 Plan.

**   Given with respect to restricted stock only.

***  Includes options and restricted stock.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the 2004 Plan and to the Company. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement. It is not intended as tax advice to any individual.

SUMMARY OF CURRENT FEDERAL INCOME TAX RATES FOR INDIVIDUALS

     As a result of changes made by the Job and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), for tax years 2003 through 2010, ordinary income of individuals, such as compensation income, will be taxed at a top marginal rate of 35 percent. In addition, for capital assets sold on or after May 6, 2003 and before 2009, the maximum long-term capital gains rate for individuals will be 15 percent. The 2003 Tax Act also reduces to 15 percent the maximum federal income tax rate for qualified dividends received by individuals for tax years 2003 through 2008.

OPTIONS

     GRANT OF OPTIONS. There will be no federal income tax consequences to the grantee of an Option or the Company upon the grant of either an ISO or a NQO under the 2004 Plan. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

     EXERCISE OF NQOS. Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of common stock, less (b) the exercise price paid for those shares. Subject to Sections 162(m) and 280G of the Code (as discussed below) and the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee's basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the option.

     EXERCISE OF ISOS. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of total disability).

     The exercise of an ISO will, however, result in an adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. That adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and the Company will not be entitled to any tax deduction with respect to the ISO.

     If the grantee disposes of the shares of common stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a "Disqualifying Disposition" occurs, and the grantee will have ordinary compensation income, and the Company will have a corresponding deduction, at the time of such disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of common stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the common stock minus the exercise price. If the amount realized on disposition exceeds the value of the shares on the date of exercise, that additional amount will be taxable as capital gain. To be entitled to a deduction as a result of a Disqualifying Disposition, the Company must satisfy applicable reporting requirements. In addition, for Disqualifying Dispositions by certain executive officers, the Company's deduction is subject to the limits of Sections 162(m) and 280G of the Code.

STOCK APPRECIATION RIGHTS

     There will be no federal income tax consequences to either the grantee or the Company upon the grant of an SAR. However, the grantee generally will recognize ordinary compensation income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of any shares of common stock received upon exercise. Subject to Sections 162(m) and 280G of the Code and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount included in the grantee's taxable income as a result of the exercise of the SAR. Any shares of common stock received by the grantee upon exercise of an SAR will have a tax basis equal to their fair market value on the date of exercise. Upon a subsequent sale of those shares, any gain or loss realized will be capital gain or loss, long-term or short-term, depending upon whether the shares were held for more than one year from the date of exercise.

RESTRICTED SHARES

     Unless a grantee who receives an award of restricted stock makes an election under Section 83(b) of the Code as described below, there will be no federal income tax consequences to either the grantee or the Company upon the grant of the restricted shares until expiration of the restricted period and the satisfaction of any performance goals or other conditions applicable to the restricted shares. At that time, the grantee generally will recognize ordinary income equal to the then fair market value of the shares of common stock and, subject to Sections 162(m) and 280G of the Code and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. In general, any dividends paid to the grantee while the restrictions or other conditions applicable to the restricted shares apply will be taxable compensation income to the grantee, and the Company will be entitled to a corresponding deduction with respect to such dividends, subject to Sections 162(m) and 280G of the Code.

     If the grantee makes an election under Section 83(b) of the Code with respect to the restricted shares (a "Section 83(b) Election"), the grantee will recognize ordinary income equal to the fair market value of the restricted shares as of the date of grant and the Company generally will be entitled to a corresponding deduction subject to Sections 162(m) and 280G of the Code. In addition, dividends paid to the grantee would generally be eligible for the current maximum tax rate of 15 percent applicable to qualified dividends. The Company would not be entitled to a deduction with respect to any dividends paid to the grantee if a Section 83(b) Election is made with respect to the restricted shares.

     Upon a subsequent sale of restricted shares, any gain or loss realized by the grantee will be capital gain or loss, long-term or short-term, depending upon whether the restricted shares were held for more than one year from the date of grant if a Section 83(b) Election is made or, if no Section 83(b) Election is made, more than one year from the date of vesting. The basis of the restricted shares sold for purposes of calculating gain or loss will be the fair market value of those shares at the time of grant if a Section 83(b) Election is made or at the time of vesting if a Section 83(b) Election is not made.

STOCK UNITS

     There will be no federal income tax consequences to the grantee or the Company upon the grant of stock units. Grantees generally will recognize ordinary income, taxable as compensation, at the time payment for the stock units is received in an amount equal to the aggregate amount of cash and the fair market value of any shares of common stock received. Subject to Sections 162(m) and 280G of the Code and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount included in the grantee's income at that time.

SECTION 162(m) LIMITATION

     In general, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the Company with respect to compensation payable to any employee who is chief executive officer or one of the other four highest paid executive officers of the Company on the last day of that tax year. This limit does not apply to certain performance-based compensation paid under a plan that meets the requirements of
Section 162(m) the Code and the regulations promulgated thereunder. The Company believes that the options and SARs to be granted under the 2004 Plan by the Compensation Committee which have an exercise price that is at least equal to 100 percent of the fair market value of the shares at the time of grant will qualify for the performance-based compensation exception to the Section 162(m) limitations. Deductions attributable to restricted stock and stock units may also qualify for this exception provided the compensation is contingent on attaining one or more performance goals. However, the Committee has the ability to grant NQOs, SARS, restricted stock and stock units that do not qualify for this exception.

GOLDEN PARACHUTE TAX AND SECTION 280G OF THE CODE

     If an award is accelerated as a result of a change in control, all or a portion of the value of the award at that time may be a "parachute payment" under Section 280G of the Code for certain employees and other individuals who perform services for the Company. Section 280G generally provides that if parachute payments equal or exceed three times an Award holder's average W-2 compensation for the five tax years preceding the year of the change in control, the Company will not be permitted to claim its deduction with respect to any "excess parachute payments" made to the individual. An "excess parachute payment" generally is the portion of a parachute payment that exceeds such individual's historical average compensation. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1 percent of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1 percent of the employees of the Company or the highest paid 250 employees of the Company. A recipient of an excess parachute payment is subject to a 20 percent excise tax on such excess parachute payment under Section 4999 of the Code.

     The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2004 Plan. We have not undertaken to discuss the tax treatment of awards under the 2004 Plan in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                      FOR
        THE PROPOSAL TO APPROVE THE RPC, INC. 2004 STOCK INCENTIVE PLAN.
       PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS
            STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP ("Ernst & Young") served as the Company's independent public accountants for the year ended December 31, 2003. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For the year ended December 31, 2002, the independent public accounting firm of Arthur Andersen LLP ("Andersen") was initially engaged as the auditors but was terminated on July 23, 2002 by the Board of Directors, pursuant to the recommendation by the Audit Committee.

     The aggregate fees billed by independent public accountants are set forth below:

                                                     ERNST & Young                  Andersen
                                            --------------------------------     --------------
                                                 2003             2002                2002
                                            --------------    --------------     --------------
Audit fees ...............................        $174,000          $145,000             $4,000
Audit related fees (1) ...................          23,000            12,000                 --
Tax fees (2) .............................         263,000            44,000             30,000
All other fees ...........................              --                --                 --

-----------------------

(1)  Audit related fees represent audits of 401(k) Plan and Retirement Income
     Plan.

(2) Tax fees related to tax compliance, planning and advice, consultation and research on tax consequences for potential acquisitions, foreign tax issues and filing amended tax returns for prior years. During 2002, a third party other than Andersen was paid for the preparation of tax returns.

     All of the services described above were approved by the Company's audit committee. The audit committee has determined that the payments made to its independent public accountants for these services are compatible with maintaining such auditors' independence. All of the hours expended on the principal accountant's engagement to audit the financial statements of the Company for the years 2003 and 2002 were attributable to work performed by full-time, permanent employees of the principal accountant. There are no pre-approved services or amounts currently set by the Audit Committee.

     The Audit Committee is directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent public accountants, including resolution of disagreements between management and the independent public accountants regarding financial reporting. The Audit Committee is responsible for pre-approving all audit and non-audit services provided by the independent public accountants and ensuring that they are not engaged to perform the specific non-audit services proscribed by law or regulation. The Audit Committee has delegated pre-approval authority to its Chairman with the stipulation that his decision is to be presented to the full Committee at its next scheduled meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company has completed a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company by all Directors, Officers and greater than 10 percent stockholders subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended. In addition, the Company has a written representation from all Directors, Officers and greater than 10 percent stockholders from whom no Form 5 was received indicating that no Form 5 filing was required. Based solely on this review, the Company believes that filing requirements of such persons under Section 16 for the fiscal year ended December 31, 2003 have been satisfied, except that Gary W. Rollins filed one late Form 4 to report seven sales of Company Common Stock by his spouse.

                              STOCKHOLDER PROPOSALS

     Appropriate proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting of the Stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company by November 22, 2004 for inclusion in its proxy statement and form of proxy relating to that meeting. With respect to the Company's Annual Meeting of the Stockholders to be held in 2005, all stockholder proposals submitted outside the stockholder proposal rules contained in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, which pertains to the inclusion of stockholder proposals in a Company's proxy materials, must be received by the Company by February 5, 2005, in order to be considered timely. With regard to such stockholder proposals, if the date of the next annual meeting of stockholders is advanced or delayed more than 30 calendar days from April 27, 2005, the Company will, in a timely manner, inform its stockholders of the change and of the date by which such proposals must be received. With respect to stockholder nomination of directors, the Company's By-laws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires with respect to nominations for directors for election at an annual meeting, that written notice be addressed to: Secretary, RPC, Inc., 2170 Piedmont Road NE, Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year's Annual Meeting and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee's qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Such nominations must be submitted by January 27, 2005, with respect to directors to be elected at the 2005 Annual Meeting of Stockholders.

                            EXPENSES OF SOLICITATION

     RPC will bear the cost of soliciting proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material to their beneficial shareholders of record. Solicitation of proxies will be made principally by mail. Proxies also may be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services. The Company has retained Georgeson Shareholder Communications, Inc. to conduct a broker search and to send proxies by mail for an estimated fee of $5,000 plus shipping expenses.

                                  MISCELLANEOUS

     The Company's Annual Report and its Form 10-K for the fiscal year ended December 31, 2003 is being mailed to stockholders with this proxy statement.

     Management knows of no business other than the matters set forth herein which will be presented at the Annual Meeting. In as much as matters not known at this time may come before the Annual Meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the Annual Meeting; and it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matters.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Linda H. Graham, Secretary

                                           Linda H. Graham, Secretary

Atlanta, Georgia
March 22, 2004

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

                                    RPC, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

PURPOSE

     The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary purpose is to monitor the integrity of the Company's financial reporting process, including (by overseeing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof) the Company's systems of internal accounting and financial controls, the performance of the Company's internal audit function, the independent auditor's qualifications and independence, the Company's compliance with ethics policies and legal and regulatory requirements statements, and the annual independent audit of the Company's financial statements. The Committee will monitor the independence, performance, and qualifications of the Company's independent auditors.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee is authorized to retain outside counsel, auditors or other experts and professionals for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the company and to any advisors employed by the Company as well as ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet all requirements of the Audit Committee policy of the New York Stock Exchange.

     Accordingly, all of the members must be directors:

     o Who are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the New York Stock Exchange. Under Rule 10A-3 to Securities Exchange Act of 1934, disallowed payments to an Audit Committee member includes payments made directly or indirectly, and for these purposes "indirect" acceptance shall include (a) payments to spouses, minor children or stepchildren or children or stepchildren sharing a home with the member and (b) payments accepted by an entity in which such member is a partner, member, officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory to the Company or any subsidiary.

     o Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee must be an Audit Committee "financial expert" as defined by SEC regulations.

KEY RESPONSIBILITIES

     The Committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board and report results of their activities to the Board on a regular basis. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company as well as the Company's internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report hereon.

     The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under the circumstances.

     The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

     At least annually, the Committee shall obtain and review a report by the independent auditors describing:

     o    The firm's internal quality control procedures.

     o Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     o All relationships between the independent auditor and the Company (to assess the auditor's independence).

     In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and the New York Stock Exchange listing standards.

     The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

     The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

     The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

     The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

     The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     The Committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     The Committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

     The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                APPENDIX B 2004
                              STOCK INCENTIVE PLAN

                                   RPC, INC.
                           2004 STOCK INCENTIVE PLAN

SECTION 1. PURPOSES; DEFINITIONS.

     The purpose of the RPC, Inc. 2004 Stock Incentive Plan (the "Plan") is to enable RPC, Inc. (the "Company") to attract, retain and reward directors and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company's shareholders, by offering such persons performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

     For purposes of this Plan, the following terms shall be defined as set forth below:

     1. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under this Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

     2. "Award" shall mean any Award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Performance Stock Awards and Performance Unit Awards.

     3.   "Board" means the Board of Directors of the Company.

     4. "Book Value" means, at any given date, (i) the consolidated stockholders' equity in the Company and its Subsidiaries, as shown on the Company's consolidated balance sheet as of the end of the immediately preceding fiscal year, subject to such adjustments as the Committee shall in good faith specify at or after grant, divided by
          (ii) the number of shares of Outstanding Stock as of such year-end date (as adjusted by the Committee for subsequent events).

     5. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     6. "Committee" means the Committee referred to in Section 2 of this Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan may be exercised by the Board or the Compensation Committee of the Board, as set forth in Section 2 hereof.

     7. "Company" means RPC, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     8. "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be consistent with the definition of "disabled" provided in Sections 422(c)(6) and 22(e)(8) of the Code.

     9. "Early Retirement" means retirement with the express written consent of the Committee (given for purposes of this Plan only at or before the time of such retirement) from active employment with the Company and/or any Subsidiary or Affiliate or pursuant to the early retirement provisions of the applicable pension plan of such entity.

     10. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith:

          (i) if the Stock is listed on an established stock exchange or exchanges, or traded on the NASDAQ National Market System ("NASDAQ/NMS") the highest closing price of the Stock as listed thereon on the applicable day, or if no sale of Stock has been made on any exchange or on NASDAQ/NMS on that date, on the next preceding day on which there was a sale of Stock;

          (ii) if the Stock is not listed on an established stock exchange or NASDAQ/NMS but is instead traded over-the-counter, the mean of the dealer "bid" and "ask" prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Securities Dealers, Inc.; and

          (iii) if the Stock is not listed on any exchange or traded over-the-counter, the value determined in good faith by the Committee.

     11. "Incentive Stock Option" means any Stock Option designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     12. "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

     13. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     14. "Normal Retirement" means retirement from active employment with the Company and/or any Subsidiary or Affiliate on or after age 65.

     15. "Other Stock-Based Award" means an Award under Section 7 below that is valued in whole or in part by reference to or is otherwise based on, Stock, including, without limitation, Restricted Stock, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and Stock Awards or Options valued by reference to book value or Subsidiary performance.

     16. "Outstanding Stock" shall include all outstanding shares of Common Stock, $.10 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Committee for certain events).

     17. "Participants" shall include those persons who are granted one or more Awards under the Plan, subject to the terms and conditions of the Plan as the Committee shall determine and designate, from time to time, from among those eligible for Award grants hereunder.

     18. "Performance-Accelerated Restricted Stock" means Restricted Stock which is subject to restrictions for a stated period of time based on continued employment, with the opportunity for the restriction period to be shortened based on the achievement of predetermined performance goals.

     19. "Performance Stock" means Stock awarded under Section 7 below at the end of a specified performance period, the amount of which is determined by multiplying a performance factor times either (i) the Fair Market Value of the Stock on the last day of the performance period, or (ii) the difference between the Fair Market Value of the Stock on the first and last days of the performance period, provided, however, that at the discretion of the Committee, Participants may receive the value of Performance Stock in cash, as determined by reference to the Fair Market Value on the date the amount of the award is determined.

     20. "Performance Unit" means an Award pursuant to Section 7 with a starting value and an associated performance period, such. that at the end of the performance period Participants receive an amount, payable in either cash or Stock, at the discretion of the Committee, equal to
          (i) the number of units earned based on a predetermined performance schedule times the starting unit value, or (ii) the number of units granted times the ending unit value based on a predetermined performance schedule.

     21. "Plan" means this RPC, Inc. 2004 Stock Incentive Plan, as hereafter amended from time to time.

     22. "Premium Stock Option" means any Stock Option with an exercise price in excess of the Fair Market Value, as computed on the date of grant of the Stock Option.

     23.  "Retirement" means Normal or Early Retirement.

     24.  "Restricted Stock" means Stock awarded under Section 7 below which is
          (i) subject to restrictions for a stated period of time based on continued employment, (ii) subject to restrictions which will only lapse upon the achievement of predetermined performance goals, or
          (iii) subject to a combination of the restrictions described in (i) and (ii) above.

     25. "Stock" means the Common Stock, $.10 par value per share, of the Company.

     26. "Stock Appreciation Right" or "SAR" means the right pursuant to an award granted under Section 6 below to receive an amount in either cash or stock, equal to the difference between the Fair Market Value of the Stock on the date of exercise and the Fair Market Value of the Stock on the date of grant of the right.

     27. "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

     28. "Subsidiary" means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

SECTION 2. ADMINISTRATION.

     This Plan shall be administered by the Board of Directors or by a Committee of not less than two Non-Employee Directors, who shall be members of the Board and who shall serve at the pleasure of the Board, such Committee to be designated by the Board. Each member of the Committee shall also be an "outside director" as defined in the regulations promulgated pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Except as otherwise directed by the Board, the functions of the Committee specified in this Plan shall be exercised by the Compensation Committee of the Board.

     The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Participants under Section 4: (i) Stock Options, including, without limitation, Incentive Stock Options, Non-Qualified Stock Options and Premium Stock Options, (ii) Stock Appreciation Rights and/or (iii) Other Stock-Based Awards, including, without limitation, Restricted Stock, Stock Units, Performance-Accelerated Restricted Stock, Performance Stock and Performance Units.

     In particular, the Committee shall have the authority:

          (i) subject to Section 4 hereof, to select the Participants to whom Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (ii) to determine whether and to what extent Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more Participants;

          (iii )to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other Award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

          (v) to determine whether and under what circumstances Stock Options, Stock Appreciation Rights, Performance Stock and Performance Units may be settled in cash;

          (vi) to determine whether, to what extent and under what circumstances Stock Option grants and/or other Awards under this Plan and/or other cash Awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other Awards under this Plan and/or cash Awards made outside of this Plan, or on an additive basis; and

          (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period).

          (viii) to the extent that Options or SARs have exercise or base prices that exceed the current Fair Market Value of the Stock, the Committee has the discretion, without obtaining shareholder approval, to reprice such Options or SARs and lower their exercise or base prices to prices not lower than the then current Fair Market Value of the Stock. The Committee may also, without obtaining shareholder approval, amend any outstanding Award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed ten (10) years; and

     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

     Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company. Any such allocation or delegation may be revoked by the Committee at any time.

     Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     Except as otherwise specifically provided herein, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and all Plan Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

     (a) Subject to the following provisions of this Section 3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1.5 million shares of Stock.

     (b) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

     (c) Subject to the aggregate maximum set forth in (a) above and to adjustment in accordance with paragraphs (d) and (f) of this Section 3, the following additional maximums are imposed under the Plan:

          (i) The maximum number of shares of Stock that may be issued pursuant to Options intended to be ISOs shall be 1.5 million shares;

          (ii) The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 5 and 6 (relating to Options and SARs) shall be 200,000 during any fiscal year; and

          (iii) The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 200,000 during any fiscal year.

     (d) In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc. being hereinafter referred to as a "Non-Acquiring Transaction") while unexercised Options are outstanding under this Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the Option shall be entitled to receive in such Non-Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Board of Directors, after giving due consideration to the impact on the optionee, if any, pursuant to Rule 16b-3, any limitations on exercisability of Options may be waived so that all Options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Board of Directors, the right to exercise may be given to each holder of an Option during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding Options not exercised within such 30-day period may be cancelled by the Board of Directors as of the effective date of any such Non-Acquiring Transaction. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. The Committee need not treat all optionees and/or Options in the same manner.

     (e) Except as set forth in this Plan, Award holders shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Award. The grant of any Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

     (f) In the event of any merger, reorganization, consolidation, recapitalization, stock dividends, stock split or other changes in corporate structure affecting the Stock, and subject to Section 5(j), such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under this Plan, in the number and option price of shares subject to outstanding Options granted under this Plan and in the number of shares subject to other outstanding Awards granted under this Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY.

     Directors, officers and other key employees of the Company or its Subsidiaries and Affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted Awards under this Plan. Notwithstanding the foregoing, Incentive Stock Options may only be granted to employees of the Company and any of its Subsidiaries or Affiliates that are a "subsidiary corporation" (within the meaning of Section 424(f) of the Code). Furthermore, no director who is not also an employee of the Company shall be eligible to receive Incentive Stock Options.

SECTION 5. STOCK OPTIONS.

     Stock Options may be granted alone, in addition to or in tandem with other Awards granted under this Plan and/or cash Awards made outside of this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options may be issued as Premium Stock Options at the discretion of the Board.

     Subject to the restrictions contained in Section 4 hereof concerning the grant of Incentive Stock Options, the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that the Fair Market Value of the shares with respect to which Incentive Stock Options first become exercisable by an optionee during any calendar year (under the Plan and any other plans granting Incentive Stock Options which are established by the Company or its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

     Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

     (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be (i) not less than 100% (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or of any of its subsidiary or parent corporations, not less than 110%) of the Fair Market Value of the Stock at grant, in the case of Incentive Stock Options, and (ii) not less than 90% of the Fair Market Value of the Stock at grant, in the case of Non-Qualified Stock Options.

     (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercised more than ten years (or, in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

     (c) EXERCISABILITY. Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

     (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions or other restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased; provided, however, that if exercised in part, a Stock Option may not be exercised for fewer than 100 shares, unless the remaining balance of the Stock Option is less than 100 shares, in which case the Stock Option may be exercised for the remaining balance.

     Such notice shall be accompanied by payment in full of the purchase price, either by cash or such instrument as the Committee may accept. Payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee for a period of at least six months, based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, unless it shall be determined by the Committee, at or after grant, in its sole discretion, that unrestricted Stock is not a permissible form of payment with respect to any Stock Option or Options.

     If permitted by the Committee, a Plan Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     Subject to the immediately preceding paragraph, no shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 10(a).

     (e) TERMINATION BY DEATH. Subject to Section 5(k), if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of six months (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (f) TERMINATION BY REASON OF DISABILITY. Subject to Section 3(d), if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his/her guardian, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee may specify at or after grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

     (g) TERMINATION BY REASON OF RETIREMENT. Subject to Section 3(d), an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of three months, less one day, (or such other period as the Committee may specify at or after grant) from the date of such termination, or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-month, less one day; period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

     (h) OTHER TERMINATION. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, as in the case of voluntary resignation of employment by the optionee, the Stock Option shall thereupon terminate and shall be immediately forfeited, regardless of its vesting status.

     (i) BUYOUT PROVISIONS. The Committee may at any time offer to buy out for a payment in cash or Stock a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

     (j) FRACTIONAL SHARE. If any adjustment referred to herein shall result in a fractional share for any optionee under any Stock Option hereunder, such fraction shall be completely disregarded and the optionee shall only be entitled to the whole number of shares resulting from such adjustment.

     (k) COMPLIANCE WITH SECTION 422. To the extent that any Option which is designated as an Incentive Stock Option hereunder fails for any reason to comply with the provisions of Section 422 it shall be treated as a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS.

     (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted alone, in addition to or in tandem with all or part of any other Award granted under this Plan. In the case of a Non-Qualified Stock Option, such tandem rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such tandem rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which were issued in tandem with exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Except as set forth below, the term of each Stock Appreciation Right shall be fixed by the Committee, but no such Stock Appreciation Right shall be exercised more than ten years after the date it is granted. Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 whenever the Fair Market Value of the Stock exceeds the option price per share specified in the related Stock Option.

          (ii) Stock Appreciation Rights shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Appreciation Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of Fair Market Value Of the Stock on the date of exercise over the Fair Market Value of the Stock on the date of grant multiplied by the number of Stock Appreciation Rights exercised, with the Committee having the right to determine the form of payment. Subject to whatever installment exercise provisions or other restrictions apply hereunder, Stock Appreciation Rights may be exercised in whole or in part at any time during the term thereof by giving written notice of exercise to the Company specifying the number of rights to be exercised.

          (iii) Upon the exercise of a tandem Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of this Plan on the number of shares of Stock to be issued under this Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (iv) Stock Appreciation Rights issued in tandem with Incentive Stock Options shall contain such terms and conditions as the Committee may determine to be necessary for the qualification of the Incentive Stock Options.

          (v) Sections 5(e)-(j) hereof shall apply equally to all Stock Appreciation Rights granted pursuant to this Plan, as if each reference therein to a "Stock Option" was instead a reference to a "Stock Appreciation Right."

SECTION 7. OTHER STOCK-BASED AWARDS.

     (a) ADMINISTRATION. Other Awards of Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, Restricted Stock, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and Stock Awards or options valued by reference to Book Value or Subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options or Stock Appreciation Rights granted under this Plan and/or cash Awards made outside of this Plan.

     Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period or event.

     The Committee may designate whether any such Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities, and solely for an Award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

     The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this
Section 7 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of this Plan and the Award agreement referred to in Section 7(b)(v) below, Other Stock-Based Awards and shares subject to such Awards made under this Section 7 may not be sold, assigned, transferred, pledged or otherwise encumbered, in the case of shares of Stock, prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses, and in all other cases, not at all.

          (ii) Subject to the provisions of this Plan and the Award agreement and unless otherwise determined by the Committee at grant, the recipient of an Award under this Section 7 shall be entitled to receive, currently or on a deferred basis, as determined by the Committee, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

          (iii) Any Award under this Section 7 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion, at or after grant.

          (iv) In the event of the Participant's Retirement, Disability or death, and in other instances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations, performance requirements or restrictions imposed (if any) with respect to any or all of an Award under this Section 7 and/or accelerate the payment of cash or Stock pursuant to any such Award.

          (v) Each Award under this Section 7 shall be confirmed by, and subject to the terms of, an agreement or other instrument executed by the Company and by the Participant.

          (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration.

          (vii) Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, a pro rata portion of the restrictions pertaining to continued employment on any Restricted Stock will lapse, based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period. All such pro rata Awards will be determined and distributed at such time as Awards are paid to other Plan Participants.

          (viii) Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal Retirement, all of the restrictions pertaining to continued employment on any Restricted Stock will lapse. Any such award will be determined and distributed at such time as awards are paid to other Plan Participants.

          (ix) Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received for Performance Stock or Performance Units, based on the number of full months in the performance period prior to the Participant's death or Disability, divided by the total number of months in the performance period. All such pro rata payments will be determined and distributed at such time as Awards are paid to other Plan Participants.

          (x) Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Early Retirement and if such Early Retirement occurs before age 65 and before completion of 10 years of service with the Company and/or a Subsidiary or Affiliate subsequent to the date of grant of Restricted Stock or Performance-Accelerated Restricted Stock, all such Restricted Stock and Performance-Accelerated Restricted Stock will be forfeited by the Participant. In addition, in the event of Normal or Early Retirement before the end of the performance period for Performance Stock or Performance Units, no Awards will be paid unless specifically approved by the Committee on a case-by-case basis.

          (xi) Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, as in the case of voluntary resignation of employment by the Participant, all Other Stock-Based Awards shall be immediately forfeited.

          (xii) The Committee may at any time offer to buy out for a payment in cash or Stock an Other Stock-Based Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

          (xiii) Except as set forth in this Plan, Participants shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of stock of another corporation, and no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any Other Stock-Based Award. The grant of any Other Stock-Based Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

SECTION 8. AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue this Plan, but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right or Other Stock-Based Award theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would:

          (i) increase the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

          (ii) change the class of persons eligible to receive ISOs under the Plan;

          (iii) change the requirements of Section 5 hereof regarding the Exercise Price;

          (iv) amend the Plan in a manner that would require approval of the Company's shareholders under applicable law, regulation or rule.

     Notwithstanding any of the foregoing, adjustments pursuant to Section 3, paragraphs (d) or (f) shall not be subject to the foregoing limitations of this
Section 8.

     Options may not be granted under the Plan after the date of termination of the Plan, but Options granted prior to that date shall continue to be exercisable according to their terms.

     Subject to the above provisions, the Board shall have broad authority to amend this Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 9. UNFUNDED STATUS OF PLAN.

     This Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

SECTION 10. GENERAL PROVISIONS.

     (a) The Company shall not be obligated to sell or issue any shares pursuant to any Option unless the shares with respect to which the Option is being exercised are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The Company shall have no obligation to register pursuant to the 1933 Act any shares of Stock issued pursuant to this Plan. The Committee may require each person purchasing shares pursuant to a Stock Option or other award under this Plan to represent to and agree with the Company in writing that the optionee or Participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under this Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if much approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of this Plan shall not confer upon any employee of the Company or of any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to the exercise of any Option or Stock Appreciation Right or any award under this Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Plan Awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Plan Awards then outstanding.

     (f) This Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

     (g) The value of Awards made pursuant to this Plan shall not be included as part of the definition of "cash compensation" in connection with any other benefit offered by the Company.

     (h) An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

SECTION 11. EFFECTIVE DATE OF PLAN.

     This Plan shall be effective as the date of its approval by the stockholders of the Company (the "Effective Date").

SECTION 12. TERM OF PLAN.

     No Stock Option, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date of this Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.


                                            RPC, INC.
                      PROXY SOLICITED BY THE BOARD OF DIRECTORS OF RPC, INC.
             FOR ANNUAL MEETING OF STOCKHOLDERS ON TUESDAY, APRIL 27, 2004, 1:10 P.M.

     The undersigned hereby constitutes and appoints GARY W. ROLLINS and R. RANDALL ROLLINS, and each of them, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 27, 2004, at 1:10 P.M. at 2170 Piedmont Road, NE, Atlanta, Georgia, or any
adjournment thereof.

     The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy
Statement, each dated March 22, 2004, grants authority to said proxies, or either of them, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting and hereby ratifies and confirms all that said proxies or their substitutes may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies, or either of them, to vote as follows:


1. |_| FOR WILTON LOONEY, GARY W. ROLLINS                  |_| ABSTAIN FROM VOTING FOR THE
       AND JAMES A. LANE, JR., AS CLASS III DIRECTORS          ELECTION OF ALL CLASS III NOMINEES
       EXCEPT AS INDICATED BELOW

    INSTRUCTIONS:  TO REFRAIN FROM VOTING FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME
    IN THE SPACE PROVIDED BELOW:

------------------------------------------------------------------------------------------------
2.  TO APPROVE THE PROPOSED 2004 STOCK INCENTIVE PLAN
           |_| FOR                      |_| AGAINST                     |_| ABSTAIN

3.  ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                              OVER

                                    RPC, INC.

ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE WILL BE VOTED "FOR" THE ABOVE-NAMED NOMINEES FOR DIRECTOR AND FOR APPROVAL OF THE STOCK INCENTIVE PLAN. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                                    PROXY
                                 Please sign below, date and return promptly.

                                 ____________________________________________

                                 ____________________________________________
                                                 Signature(s)

                                 Dated:________________________________, 2004
                                 (Signature should conform to name and title stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their title upon signing.)

NO POSTAGE REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.